FRANCHISE AGREEMENT ADDENDUM NUMBER 2
                 AND AREA DEVELOPER AGREEMENT ADDENDUM NUMBER 2


         This Agreement is made and entered into as of this 2 day of September, 1997, by and between Pretzel Time, Inc., a Pennsylvania corporation ("Pretzel Time") and New England Concepts, Inc. a Texas corporation, ("Pretzel Concepts").

                              W I T N E S S E T H:

         WHEREAS,  Pretzel  Time,  as  franchisor,   and  Pretzel  Concepts,  as
franchisee, entered into a Franchise Agreement on or about ____________________, 1997 (hereinafter the "Franchise Agreement"); and

         WHEREAS, Pretzel Time and Pretzel Concepts, as area developer, entered into an Area Developer Agreement on or about ____________________, 1997 (hereinafter the "Area Developer Agreement"); and

         NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration the mutual receipt and sufficiency of which is hereby acknowledged, and in consideration of the parties mutual covenants and conditions contained herein, the parties hereby agreed as follows:

         1. Section 8(a) of the Franchise Agreement is hereby deleted in its entirety and replaced with the following provision:

                           Area   Developer   shall  pay  to   Pretzel   Time  a
                  development fee of One Hundred Thirty-Five Thousand Dollars and No Cents ($135,000.00) which shall be deemed fully earned by Pretzel Time and shall be non-refundable. Additionally, Area Developer shall pay an initial franchise fee of Five Thousand Dollars ($5,000.00) plus $1,000.00 if yogurt is included) for each franchise for a Pretzel Time Store to be developed after the date hereof. All payments required under this paragraph shall be payable upon execution of the franchise agreement (or an addendum thereto) for each Pretzel Time Unit; provided that the aggregate amount payable under this Section 8(a) as of September 2, 1997 shall be paid in two interest-free installments of Ten Thousand Dollars ($10,000) each, on or before September 2, 1998 and September 2, 1999, with the remaining unpaid balance thereof due and payable on or before September 2, 2000.

         This addendum is hereby agreed to as witnessed by the signatures below nd shall be effective on the date first written above.

WITNESSES: PRETZEL TIME, INC.,
a Pennsylvania corporation


By:/s/Martin E. Lisiewski

Name:Martin E. Lisiewski

Title:President


WITNESSES: MRS. FIELDS' ORIGINAL COOKIES, INC.
a dELAWARE corporation


By:/S/Michael R. Ward

Name:Michael R. Ward

Title:VP